                                                                   EXHIBIT 10.17

                                   AGREEMENT


     THIS AGREEMENT, by and between James E. Mallory, whose address is 1012 Cimmaron Circle, Burleson, Texas 76028 ("Assignor"), and Lanstar Semiconductor Inc., a Utah corporation whose principal place of business is at 2501 Avenue J, Suite 125, Arlington, Texas 76006 ("Assignee"). Assignor and Assignee are hereinafter collectively referred to as the "Parties".

                                R E C I T A L S:
                                - - - - - - - -


     WHEREAS, Assignor created and developed those certain drawings ("Drawings") which are depicted on the exhibits attached to this Agreement as Exhibit A and Exhibit B; and

     WHEREAS, Assignor does hereby desire and agree to convey to Assignee all rights in and to the use of the Drawings;

     NOW, THEREFORE, in consideration of the foregoing recitals, of the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

     (1) ASSIGNMENT.  For and in consideration of the issuance by Assignee of
         ----------
two thousand nine hundred (2,900) restricted shares of Assignee's common stock and other good and valuable consideration, Assignor does hereby covenant and agree to assign all of the Assignor's interest in and to the Drawings, including any copyright and trademark registration rights, together with any and all goodwill of any business in which the Assignor has used the Drawings to the Assignee.

     (2) WARRANTY.  The Assignor warrants that he is owner of the exclusive
         --------
rights to the use of the Drawings reflected in Exhibit A and has not transferred, assigned, hypothecated or pledged any rights in the attached Drawings or transferred the right to receive periodic distribution of funds as a result of such assignment or conveyance.

     (3) TRADEMARK APPLICATION ASSISTANCE.  Assignor agrees to undertake all
         --------------------------------
acts which are reasonable in nature and requested by Assignee in connection with Assignee's plan to obtain a trademark or trademarks incorporating the Drawings depicted on Exhibit A, or a

AGREEMENT - Page 1 of 4 Pages
---------
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variation thereof, including executing all trademark registration documents, additional assignments, licenses or other instruments and delivering the same to or at the direction of Assignee.

     (4) RENEWAL OF ASSIGNMENT.  In the event that this assignment terminates by
         ---------------------
operation of law, Assignor further conveys to Assignee, in consideration of the above-referenced shares of stock, an option to renew the transfer of all rights in the Drawings, including patent rights and copyrights, every thirty-five (35) years from the date of this Agreement in exchange for an additional Ten Dollars ($10.00) in consideration to be payable by Assignee upon the date of each renewal.

     The Parties hereby agree that this Agreement shall be registered as an assignment of copyright interests with the Copyright Office and shall serve as notice to others, including third parties, of the assignment of all Assignor's rights in the Drawings to Assignee.

     (5) SUCCESSORS IN INTEREST BOUND.  The terms and provisions contained in
         ----------------------------
this Agreement shall apply to, be binding upon and inure to the benefit of the Parties and their respective legal representatives and successors.

     (6) ENTIRE AGREEMENT.  This Agreement supersedes any and all other prior
         ----------------
understandings and agreements, either oral or in writing, between the Parties with respect to the subject matter hereof and constitutes the sole and only agreement between the Parties with respect to the subject matter hereof. Each Party to this Agreement acknowledges that no representations, inducements, promises or other agreements, orally or otherwise, have been made by any Party hereto or by anyone acting on behalf of any Party hereto which are not embodied herein and that any agreement, statement or promise that is not contained in this Agreement shall not be valid or binding or of any force or effect.

     (7) TEXAS LAW GOVERNS.  THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND
         -----------------
ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE OF TEXAS LAW THAT MIGHT REFER THE GOVERNANCE, CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT TO THE LAWS OF ANOTHER STATE).

     (8) MODIFICATION.  No change or modification of this Agreement shall be
         ------------
valid or binding upon the Parties unless the change or modification is in writing and signed by both Parties.

AGREEMENT - Page 2 of 4 Pages
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     (9)  ACCEPTANCE OF TERMS.  The Parties hereby acknowledge that they have
          -------------------
reviewed this Agreement and, with full understanding, hereby accept and agree to the terms set forth herein, and that the Parties have been offered, and have accepted, a copy of this Agreement.

     (10) LEGAL REMEDIES.  Both Parties  acknowledge and agree that damages at
          --------------
law alone will be an insufficient remedy for a complaining Party and that the complaining Party would suffer irreparable injury if the other Party violates or threatens to violate the terms of this Agreement. Accordingly, both Parties agree that the complaining Party, upon application to a court of competent jurisdiction, shall be entitled to injunctive relief to enforce the provisions of this Agreement in the event of any breach, or threatened breach, of its terms. Injunctive relief may be sought in addition to any other available rights or remedies at law. Both Parties further agree that if relief is sought as a result of the other Party's violation of the terms of this Agreement, the complaining Party shall be entitled to reasonable attorneys' fees incurred in enforcing this Agreement.

     (11) LEGAL CONSTRUCTION.  In the event that any one or more of the terms,
          ------------------
provisions or agreements that are contained in this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect for any reason, the invalid, illegal or unenforceable term, provision or agreement shall not affect any other term or provision of this Agreement and this Agreement shall be construed as if the invalid, illegal or unenforceable term, provision or agreement had never been contained herein.

     The Parties acknowledge that each Party has reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of this Agreement.

     (12) FACSIMILE COPY.  A signed facsimile copy of this Agreement shall be as
          --------------
binding and enforceable as an original signed copy of this Agreement.

AGREEMENT - Page 3 of 4 Pages
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     IN WITNESS WHEREOF, the undersigned have set forth their names as of the
9th day of September, 1997.



                              -------------------------------------------------
                              JAMES E. MALLORY
                              ASSIGNOR



                              LANSTAR SEMICONDUCTOR INC.
                              ASSIGNEE


                              BY:
                                 -----------------------------------------------
                                 MAXIE R. SMITH
                                 PRESIDENT

AGREEMENT - Page 4 of 4 Pages
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                              [LOGO APPEARS HERE]


                                   EXHIBIT A

                              [LOGO APPEARS HERE]


                                   EXHIBIT B
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                             [LOGOS APPEARS HERE]


                                                  -----------------------------
                                                 | Layer 1                     |
                                                 | COMPANY LOGO                |
                                                 | Orignated 29 Feb, 1996      |
                                                 | Electronic Art: Macintosh   |
                                                 | Software: Adobe Illustrator |
                                                 | by:                         |
                                                 | James E. Mallory            |
                                                 | 1012 Cimmaron Court         |
                                                 | Burleson, Tx 76028          |
                                                 | for:                        |
                                                 | Lanstar Semiconductor Inc.  |
                                                  -----------------------------